EXECUTION VERSION

CM FINANCE SPV LTD.

U.S.$97,333,334 Class A-2 Notes Due 2029

CLASS A-2 NOTE PLACEMENT AGENCY AGREEMENT

(this Agreement)

June 21, 2019

UBS Securities LLC

600 Washington Boulevard

Stamford CT 06901

Attn: Legal Department (Structured Finance)

Ladies and Gentlemen:

1.	INTRODUCTORY

CM Finance SPV Ltd., a Cayman Islands exempted company incorporated with limited liability under the law of the Cayman Islands (the Issuer), proposes to issue and sell up to U.S.$97,333,334 Class A-2 Notes due December 5, 2029 in an initial outstanding principal amount of U.S.$26,666,667 (the Notes), under and pursuant to (a) the Sixth Amended and Restated Indenture, dated as of June 21, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the Indenture), between the Issuer and U.S. Bank National Association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the Trustee) and, solely as expressly specified in the Indenture, in its individual capacity (the Bank) and (b) the Class A-2 Notes Subscription Agreement with respect to the Notes, dated as of June 21, 2019 (the Class A-2 Notes Subscription Agreement; and, together with the Indenture, the Placement Documents), between the Issuer and CM Finance Inc. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

The Notes will be secured by the Collateral (as defined below), which shall be managed by CP Investments Partners LP, as collateral manager (the Collateral Manager), under the Collateral Management Agreement, dated as of May 23, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the Collateral Management Agreement), between the Issuer and the Collateral Manager, and administered by U.S. Bank National Association, as collateral administrator (the Collateral Administrator), under the Collateral Administration Agreement, dated as of May 23, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the Collateral Administration Agreement), between the Issuer and the Collateral Administrator.

Subject to the terms and conditions set forth herein, the Issuer proposes to appoint UBS Securities LLC (in such capacity as placement agent for the Notes hereunder, the Placement Agent) as its exclusive placement agent in connection with the issuance, offering and sale of the Notes on a private placement basis pursuant to an exemption under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the Securities Act).

The placement and sale of the Notes (the Placement), together with the transactions contemplated under the Indenture and the other Transaction Documents (as defined below), are collectively referred to herein as the Transaction. As used in this Agreement, the terms “offer” and “sale” have the meanings specified in Section 2(3) of the Securities Act.

The Notes will be offered by the Placement Agent on the Issuer’s behalf without being registered under the Securities Act (a) in the United States in reliance upon an exemption from the registration requirements of the Securities Act to Persons that are “qualified purchasers” (as defined in Section 3(c)(7) of the Investment Company Act of 1940, as amended) (Qualified Purchasers) and that are also “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (Qualified Institutional Buyers), (b) outside the United States to Persons that are not U.S. Persons (as defined in Regulation S under the Securities Act) (Regulation S) in offshore transactions in reliance on Regulation S and (c) in each case, in accordance with any applicable laws and the restrictions set forth in the Placement Documents and the legends in the Notes.

2.	REPRESENTATIONS, WARRANTIES AND AGREEMENTS

The Issuer represents, warrants and, as applicable, covenants to, and agrees with, the Placement Agent as follows:

Disclosure

(a)	The Issuer hereby confirms that it has authorized the use of the Placement Documents in connection with the Placement.

Organization, Etc.

(b)

The Issuer is an exempted company with limited liability that has been duly and validly incorporated and is existing and in good standing under the law of the Cayman Islands; the Issuer is duly licensed and duly qualified to do business as a foreign company with limited liability and is in good standing in all jurisdictions in which the ownership of its assets or in which the conduct of its business requires or shall require such qualification other than where failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect (as defined below).

Authorization of Placement

(c)

(i) Each of the Placement Documents has been duly authorized by the Issuer, (ii) the issuance of the Notes will have been duly authorized by the Issuer on or prior to the Class A-2 Note Issue Date (as defined in Section 5 below), (iii) when the Notes are delivered and paid for pursuant to this Agreement on the Class A-2 Note Issue Date, (A) (1) this Agreement, (2) the Indenture, (3) the Supplemental Indenture, dated as of the Class A-2 Note Issue Date, between, among others, the Issuer and the Trustee, (4) the Second Amended and Restated Issuer Account Control Agreement, dated as of the Class A-2 Note Issue Date, between the Issuer, the Trustee, and U.S. Bank National Association, as custodian, (5) the Class A-2 Notes Subscription Agreement, (6) the Collateral Management Agreement, (7) the Amended and Restated Collateral Administration Agreement, dated as of the Class A-2 Note Issue Date, between the Collateral Administrator, the Collateral Manager and the Issuer, and (8) the Amended and Restated Issuer Contribution Agreement, dated as of the Class A-2 Note Issue Date, between, among others, the Sole Shareholder and the Issuer (collectively, the Transaction Documents) will each have been duly executed and delivered by the Issuer, (B) the Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Indenture and (C) each of the Transaction Documents and the Notes, assuming due authentication and delivery by the Trustee, will constitute valid and legally binding obligations of the Issuer and the Notes will be entitled to the benefits provided in the Indenture and enforceable in accordance with their terms, in each case except as such obligations may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights generally and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and except as any rights to indemnity may be limited by U.S. Federal and state securities laws and public policy considerations underlying such laws, and (iv) there are no restrictions on transfers of the Notes except as required by (1) Regulation S, (2) Rule 144A, the Securities Act and any other applicable securities laws and (2) the restrictions on transfer otherwise described in the Placement Documents.

Consents

(d)

No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court (other than any governmental or other consents, approvals, authorizations or orders that have already been obtained by the Issuer and that are in full force and effect) is required for the consummation of the transactions contemplated by this Agreement and each of the other Transaction Documents or in connection with the issuance, offering and sale of the Notes, except where the failure to obtain such consent, approval, authorization or order would not have a Material Adverse Effect and other than as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes or the placement of the Notes.

No Violation

(e)

The execution, delivery and performance of this Agreement and the other Transaction Documents, and the issuance, offering and sale of the Notes and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer, any of its subsidiaries or any of its properties, or any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the properties of the Issuer is subject, or the constitutive documents of the Issuer, except for such breaches, violations or defaults that would not have a Material Adverse Effect. The Issuer has full power and authority to authorize, issue, offer and sell the Notes as contemplated by the Placement Documents.

Title to Property

(f)

(i) The Issuer has good and marketable title to all properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it and (ii) on each date on which the Issuer acquires any property or asset subject to the security interest granted pursuant to the Indenture to the Trustee for the benefit of the Secured Parties (collectively all such property, the Collateral): (A) the Issuer has or will have the power to grant a security interest in its Collateral and will have taken all necessary actions to authorize the granting of such security interest, (B) the Issuer is or will be the sole owner of such Collateral, free and clear of any security interest, lien, encumbrance or other restrictions other than (1) the security interest granted pursuant to the Indenture, (2) liens expressly permitted by the Indenture and (3) Portfolio Assets held in the form of a 100% undivided participation interests in such Portfolio Assets pending transfer of legal title to such Portfolio Assets within the time frame set forth in the Indenture, (C) assuming that any entity not within the control of any Affiliate of the Issuer gives all appropriate notices and takes all appropriate steps governing perfection of a security interest, the Trustee, on behalf of the Secured Parties, will have a valid and perfected security interest in such Collateral that is subject to no prior security interest, lien or encumbrance except for (1) the security interest granted pursuant to the Indenture and (2) liens expressly permitted pursuant to the Indenture and (D) the performance by the Issuer of its obligations under the Indenture will not result in the creation of any security interest, lien or other encumbrance on any Collateral other than (1) the security interest granted pursuant to the Indenture and (2) liens expressly permitted pursuant to the Indenture.

Governmental Authorizations

(g)

The Issuer (i) possesses all certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and contemplated by the Indenture, except where the failure to possess such certificates, authorities or permits would not have a Material Adverse Effect and (ii) has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Issuer (each such effect a Material Adverse Effect).

No Proceedings

(h)

(i) There are no pending actions, suits or proceedings against or affecting the Issuer or its properties that, if determined adversely to the Issuer, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Issuer to perform its obligations under this Agreement or the other Transaction Documents, or which are otherwise material in the context of the issuance and sale of the Notes and (ii) no such actions, suits or proceedings are, to its knowledge, threatened or contemplated.

No Material Adverse Change

(i)

Since the date of incorporation of the Issuer, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer, and there has been no dividend or distribution of any kind declared, paid or made by the Issuer in respect of its member interests.

Regulatory Status

(j)

Neither the Issuer nor the pool of Collateral is or, after giving effect to the Placement and the application of the proceeds thereof as described in Section 3.3 of the Indenture, will be (i) an “investment company” as defined in the Investment Company Act or a company “controlled” by an investment company within the meaning of the Investment Company Act or a company that is or is required to be registered under Section 8 of the Investment Company Act or (ii) required to register under the Commodity Exchange Act of 1922, as amended, as a “commodity pool”.

No Registered or Listed Securities

(k)

On the Class A-2 Note Issue Date, no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or quoted in a U.S. automated inter-dealer quotation system.

Registration Exemption

(l)

(i) Subject to the satisfaction of the terms hereof and other Transaction Documents by the Placement Agent and all other parties thereto, the offer and sale of the Notes by the Issuer in the manner contemplated by this Agreement and the other Transaction Documents will be exempt from the registration requirements of the Securities Act by reason of Section 4(a)(2) thereof and (ii) it is not necessary to qualify the Indenture under the United States Trust Indenture Act of 1939, as amended (the Trust Indenture Act), or the rules and regulations of the United States Securities and Exchange Commission (the Commission) applicable to an indenture that is qualified thereunder.

No Integration

(m)

None of the Issuer, any of its affiliates (as such term is defined in Rule 501(b) of Regulation D) (and as used herein, Affiliates), or any Person acting on its or their behalf, has offered or sold, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) such that any such offer or sale is or will be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Securities Act.

No General Solicitation or General Advertising

(n)

None of the Issuer, any of its Affiliates or any other Person acting on its or their behalf has engaged or will engage, in connection with the Placement, in any form of (i) general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (ii) directed selling efforts within the meaning of Rule 902(c) of Regulation S.

No Public Placement

(o)

No action has been taken by the Issuer in any jurisdiction that would permit a public offering of the Notes, or the possession, circulation or distribution of any offering document with respect to the Notes, in any jurisdiction where action for such purpose is required. Accordingly, the Issuer acknowledges that the Notes may not be offered or sold, directly or indirectly, and no offering circular or any advertisements in connection with the Notes may be distributed or published, in or from any country or jurisdiction except under circumstances that will result in compliance with any applicable rules and regulations of any such country or jurisdiction.

Rule 144A(d)(3)

(p)	The Notes satisfy the requirements of Rule 144A(d)(3) of the Securities Act.

Purpose Credit

(q)

The extension of credit by any purchaser of the Notes will not cause any of the Notes to be considered “purpose credit” within the meaning given to such term by any of Regulations T, U and X of the Board of Governors of the Federal Reserve System (the Federal Reserve Board).

No filing or registration will be required to be made pursuant to Regulation U of the Federal Reserve Board by the purchaser of any Notes.

Taxes

(r)

(i) The Issuer (A) is a recently formed entity and has not yet been required to file any Tax Return (as defined below) in any applicable jurisdiction and (B) has paid all Taxes (as defined below), including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from the Issuer, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, (ii) no claim for assessment or collection of Taxes is presently being asserted against the Issuer, (iii) the Issuer is not a party to any pending action, proceeding or investigation by any governmental authority for the assessment or collection of Taxes, and the Issuer has no knowledge of any such threatened action, proceeding or investigation, (iv) no lien is presently imposed upon or asserted against any property of the Issuer as a result of or in connection with any failure, or alleged failure, to pay any Taxes and (v) as of the Class A-2 Note Issue Date, the Issuer will not have any agreement, whether or not written, providing for the payment of liabilities related to Taxes or entitlement to refunds with any other party (other than any customary gross-up provision contained in any debt securities or derivatives purchased by the Issuer). For purposes of this Agreement, the term Taxes shall mean all Federal, state, local or foreign income, payroll, employee withholding, unemployment insurance, social security, sales use, service use, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, transfer, workers’ compensation, severance, windfall profits, environmental (including taxes under Section 59A of the United States Internal Revenue Code of 1986, as amended (the Code)), or other tax, including any interest, penalty, or addition thereto, whether disputed or not, and the term Tax Return means any return, declaration, report, form, claim for refund, or information return or statement relating to Taxes or income subject to taxation, or any amendment thereto, and including any schedule or attachment thereto (excluding IRS Form W-8BEN or other similar forms regarding the status of the Issuer for U.S. Federal withholding tax purposes).

Absence of Proceedings in Respect of the Issuance and Sale of the Notes

(s)

(i) No proceeding has been commenced and no statute, rule or regulation or order has been enacted, adopted or issued and no action has been taken by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction, (ii) no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Issuer that would prevent or suspend the issuance or sale of the Notes or (iii) no action, suit or proceeding is pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer before any court or arbitrator or any governmental body, agency or official, domestic or foreign, that could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity of the Notes, any Transaction Document or this Agreement or any action taken or to be taken pursuant hereto or thereto.

No Event of Default

(t)

As of the Class A-2 Note Issue Date, no Event of Default has occurred and no event has occurred which would (either individually or in the aggregate), with the lapse of time, constitute an Event of Default.

No ERISA Prohibited Transactions

(u)

The issuance and sale of the Notes hereunder shall not involve any non-exempt prohibited transaction (as such term is defined in Section 406(a) of ERISA and Section 4975(c)(1)(A)-(D) of the United States Internal Revenue Code of 1986, as amended). The Issuer does not and will not maintain an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA.

No Withholding Taxes

(v)

Under current laws and regulations of the Cayman Islands and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Notes may be paid by the Issuer to the holder thereof in United States dollars, and all such payments made to holders thereof will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

3.	PLACEMENT OF NOTES

(a)

Subject to the terms and conditions contained herein and on the basis of the representations and warranties set forth herein, the Issuer hereby appoints the Placement Agent as placement agent in connection with the issuance and initial offering and sale of the Notes and the Placement Agent hereby accepts such appointment. The Notes will be sold to the initial purchasers thereof at a purchase price equal to the percentage of the proposed initial outstanding principal amounts of the Notes as specified on Schedule II hereto, on a private placement basis pursuant to an exemption under Section 4(a)(2) of the Securities Act. The Placement Agent agrees to use its commercially reasonable efforts to place, on behalf of the Issuer on the Class A-2 Note Issue Date, the initial outstanding principal amount of the Notes specified on Schedule II hereto. With respect to such placement of the Notes, each of the Issuer and the Placement Agent represents and agrees (with respect to itself only) as follows:

(i)

until the later of the completion of the distribution of the Notes (as notified in writing by the Placement Agent to the Issuer if later than the Class A-2 Note Issue Date) and the Class A-2 Note Issue Date, none of the Issuer, any of its Affiliates or any other Person acting on its or their behalf (other than the Placement Agent) (A) will (I) (x) directly or indirectly, (1) sell or offer, (2) attempt to offer or dispose of, (3) solicit any offer to buy, or (4) otherwise approach or negotiate in respect of the Notes or (y) engage in any form of directed selling efforts within the meaning of Rule 902 under the Securities Act or (II) offer or sell Notes by any form of general solicitation or general advertising, (as such terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act including, but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or at any seminar or meeting the attendees at which were invited through any general solicitation or general advertising and (B) has heretofore done any of the foregoing;

(ii)

neither the Issuer nor any other Person acting on its behalf has offered or sold any security of the same or similar class as the Notes (other than the Class A-1 Notes and the Class A-R Notes) within the 12-month period ending with the date of this Agreement;

(iii)

each of the Issuer and the Placement Agent shall have the right to approve (A) every form of letter, circular, notice or other written communication in connection with the offer and sale of the Notes and (B) the Persons to whom any such communication is to be directed;

(iv)

each of the Placement Agent and the Issuer (and any other Person acting on behalf of the Placement Agent or the Issuer) will reasonably believe on the Class A-2 Note Issue Date that the purchasers of the Notes are (A) Qualified Purchasers, or an entity owned (or in the case of Qualified Purchasers, beneficially owned) by one or more Qualified Purchasers, that are Qualified Institutional Buyers or (B) Persons that are not U.S. Persons and are purchasing such Notes in offshore transactions in reliance on Regulation S under the Securities Act;

(v)	the Placement Agent represents and warrants to, and agrees with, the Issuer that it has complied and will comply with the terms set out in Schedule I hereto;

(vi)

the Issuer understands that (A) the Placement Agent is acting solely as the Issuer’s agent in the placing of the Notes and that the Placement Agent’s responsibility is limited to a “commercially reasonable efforts” basis in placing the Notes, with no understanding, express or implied, on the part of the Placement Agent of a commitment by the Placement Agent, whether as principal or agent, to purchase or place the Notes and (B) the Placement Agent is not under any obligation to make a market in the Notes; and

(vii)

for the sake of convenience (A) the Placement Agent may advance its own funds on behalf of any prospective purchaser for which the Placement Agent has acted as agent and (B) upon notification from the Placement Agent, the Issuer will promptly return any funds to the Placement Agent which have been advanced on behalf of a prospective purchaser and reimburse the Placement Agent for the cost of carry, if any, if such prospective purchaser has failed to pay the Placement Agent for any Notes within seven Business Days after such settlement has been effected.

(b)

The Placement Agent shall communicate to the Issuer, orally or in writing, each offer to purchase Notes, other than those rejected by the Placement Agent. The Placement Agent shall have the right, in its discretion reasonably exercised, to reject, in whole or in part, any offer received by it to purchase Notes, and any such rejection by the Placement Agent shall not be deemed a breach of the agreements contained herein.

(c)

The Placement Agent represents that it has not waived the minimum denominations for the Notes as described in the Indenture and acknowledges that it shall be a condition to any waiver by the Placement Agent of such minimum denominations that the Placement Agent shall have obtained the prior written consent of the Issuer for any such waiver.

(d)	The Placement Agent represents, warrants and agrees that it has not made and will not make any invitation to the public in the Cayman Islands to subscribe for the Notes.

4.	CERTAIN AGREEMENTS OF THE ISSUER

The Issuer agrees with the Placement Agent that:

(a)

the Issuer will arrange for the qualification of the Notes for sale under the laws of such states in the United States as the Placement Agent designates and will continue such qualifications in effect so long as required for the sale of the Notes by the Placement Agent; provided that the Issuer will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state;

(b)

(i) the Issuer will furnish to the Placement Agent from time to time such information concerning the Issuer as the Placement Agent may reasonably request and (ii) in connection with the placement of the Notes by the Placement Agent, will make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Placement Agent;

(c)

during the period of two years after the Class A-2 Note Issue Date, the Issuer will, upon request, furnish to the Placement Agent and any holder of Notes a copy of the restrictions on transfer applicable to the Notes;

(d)	the Issuer will not be or become an investment company that is or is required to be registered under Section 8 of the Investment Company Act;

(e)

(i) the Issuer will pay all of the expenses incidental to the performance of their obligations under this Agreement and the other Transaction Documents including but not limited to (A) the fees and expenses of the Trustee and its respective professional advisers, (B) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes, the preparation and printing of this Agreement, the other Transaction Documents and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes and (C) any reasonable expenses incurred in connection with the Placement and (ii) in addition, the Issuer will reimburse the Placement Agent upon demand for its reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred in connection with its acting as placement agent hereunder to the extent and in the manner as shall be separately agreed in writing;

(f)

the Issuer will extend to the purchasers and all prospective investors in Notes the opportunity to ask questions of, and receive answers from, the Issuer concerning the Notes and the terms and conditions of the offering thereof and to obtain such information as such purchasers or prospective investors may consider necessary in making an informed investment decision, provided that the Issuer shall be under no obligation to divulge information that is proprietary or confidential;

(g)

(i) all payments to be made by the Issuer hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer is compelled by law to deduct or withhold such taxes, duties or charges and (ii) in that event, the Issuer so compelled shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(h)	the Issuer will use the proceeds from the sale of the Notes in the manner described in Section 3.3 of the Indenture;

(i)

prior to the date occurring one year after the Class A-2 Note Issue Date, the Issuer will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Issuer’s financial condition, earnings, or business prospects, without the prior written consent of the Placement Agent, unless in the judgment of the Issuer and its counsel, and after notification to the Placement Agent, such press release or communication is required by law;

(j)

the Issuer will, for so long as any Notes are outstanding and at any time that it is not a reporting company under Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon request of any holder of Notes, furnish to such holder, and to any prospective purchaser or purchasers of Notes designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act (it being agreed that this covenant is for the benefit of the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders);

(k)

the Issuer will ensure that none of its Affiliates will offer, sell or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Securities Act;

(l)

the Issuer will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(a)(2) of the Securities Act to cease to be applicable to the offer and sale of the Notes;

(m)

during the period of two years after the Class A-2 Note Issue Date, the Issuer will not resell any of the Notes which constitute “restricted securities” under Rule 144 under the Securities Act that have been reacquired by it;

(n)

the Issuer shall not offer the Notes in its own or any affiliated participant-directed Plan; provided that, for the purposes hereof, (i) “Plan” means an ERISA Plan or any other “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to the provisions of Section 4975 of the Code, or any entity whose underlying assets include the assets of any such plan and (ii) “ERISA Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) which is subject to the provisions or Title I of ERISA, or any entity whose underlying assets include the assets of any such plan;

(o)	the Issuer will provide instructions to DTC that it take the following (or similar) actions with respect to the Global Notes:

(i)	ensure that all CUSIP numbers identifying the Global Notes have a “fixed field” attached thereto that contain “3c7” and “144A” indicators;

(ii)	indicate by means of the marker “3c7” in the DTC 20-character security descriptor and the DTC 48-character additional descriptor that sales are limited to QIB/QPs;

(iii)

where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, print the 20-character security descriptor on it; where the DTC deliver order ticket is electronic, employ a “3c7” indicator and make a user manual containing a description of the relevant restriction available to participants; and

(iv)	send an “Important Notice” outlining the 3(c)(7) restrictions applicable to the Global Notes to all DTC participants in connection with the initial offering;

(p)	the Issuer will provide instructions to Bloomberg L.P. (Bloomberg) that it take the following (or similar) actions with respect to any Bloomberg screen containing information about the Global Notes:

(i)	the “Note Box” on the bottom of the “Security Display” page describing the Global Notes shall state: “144A/3c7 “ok””; and

(ii)

the “Additional Security Information” page, shall state that the Global Notes “are being offered to persons who are both (x) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (y) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940)” or other similar language; and

(q)

the Issuer will give direction to any other third-party vendor to ensure that any other third-party vendor screens containing information about the Global Notes contain information about the Global Notes substantially similar to the information set forth in clauses (i) and (ii) of clause (r) above;

5.	CLOSING

Delivery of and payment for the Notes shall be made in the offices of Freshfields Bruckhaus Deringer US LLP, New York, New York, or at such other place as shall be agreed upon by the Placement Agent and the Issuer, at 10:00 a.m., New York City time, on June 21, 2019, or at such other time or date, as shall be agreed upon by the Placement Agent and the Issuer (such date and time of payment and delivery being referred to herein as the Class A-2 Note Issue Date). On the Class A-2 Note Issue Date, the Issuer shall accept payment for the Notes from the Placement Agent on behalf of the purchasers (and, for the avoidance of doubt, not as principal on its own behalf) by wire transfer of Federal (same day) funds and the Issuer shall cause the Notes to be delivered (in certificated form) to the Placement Agent or upon the Placement Agent’s order.

6.	SOLICITATIONS AND CLOSING CONDITIONS

The obligations of the Placement Agent hereunder to solicit offers to purchase the Notes and the obligation of any purchaser of Notes sold through the Placement Agent, shall in each case be subject to the accuracy, when made and on the Class A-2 Note Issue Date, of all the representations and warranties on the part of the Issuer herein, to the accuracy of the statements of officers or directors of the Issuer made pursuant to the provisions hereof, to the performance by the Issuer of its obligations hereunder, in each case in all material respects, and to the following additional conditions on or prior to the Class A-2 Note Issue Date:

(a)	no stop order or injunction suspending the sale of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened;

(b)

(i) all corporate proceedings and other legal matters incident to the authorization, form and validity of the Notes, this Agreement and the other Transaction Documents, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to the Placement Agent and (ii) the Issuer shall have furnished to the Placement Agent all documents and information that it or its counsel may reasonably request to enable it to confirm such matters;

(c)

the Issuer shall have furnished to the Placement Agent a certificate, dated the Class A-2 Note Issue Date, signed by an Authorized Representative of the Issuer certifying that (i) such Authorized Representative has carefully examined the Transaction Documents, (ii) as of the Class A-2 Note Issue Date, the representations and warranties of the Issuer in this Agreement are true and correct in all material respects, the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Class A-2 Note Issue Date in all material respects, and there has been no event or development that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and (iii) the proceeds from the issuance and sale of the Notes will be applied as described in Section 3.3 of the Indenture and, if applicable, the Placement Agent shall have received satisfactory evidence that the Portfolio Assets to be acquired on the Class A-2 Note Issue Date with such proceeds have been delivered or pledged to the Trustee on behalf of the Secured Parties pursuant to the terms of the Indenture;

(d)

subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Transaction Documents (exclusive of any amendment or supplement thereto), there shall not have occurred any event or development that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, the effect of which, in any such case described above, is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the Placement on the terms and in the manner contemplated in the Transaction Documents (exclusive of any amendment or supplement thereto);

(e)

(i) no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Class A-2 Note Issue Date, prevent the issuance or sale of the Notes and (ii) no injunction, restraining order or order of any other nature by a Federal or state court of competent jurisdiction shall have been issued as of the Class A-2 Note Issue Date which would prevent or suspend the issuance or sale of the Notes;

(f)

the Supplemental Indenture dated as of the Class A-2 Note Issue Date (the Supplemental Indenture) between the Issuer and the Trustee has been duly executed and delivered by the Issuer and the Trustee, and the certificate of formation of the Issuer shall have been duly filed and the Notes shall have been duly executed and delivered by the Issuer and duly authenticated by the Trustee, all in accordance with the Indenture;

(g)

there shall not have occurred any invalidation of Regulation D, Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any Rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Placement Agent would materially impair the ability of the Issuer to offer, issue or sell Notes as contemplated by the Transaction Documents or the ability of the Placement Agent to place Notes as contemplated hereby or by the Transaction Documents;

(h)

(i) the Transaction Documents (other than the Indenture) shall have been executed and delivered by the parties thereto and shall be in full force and effect; (ii) Effective Date (as defined in the Supplemental Indenture) shall have occurred and all the conditions precedent set out in Section 3 of the Supplemental Indenture have been satisfied, and (iii) the Placement Agent shall be satisfied that the Transaction shall have been, or simultaneously with the consummation of the Placement shall be, consummated on the terms described in the Transaction Documents;

(i)

Morgan Lewis & Bockius LLP, shall have furnished to the Placement Agent its written opinion relating to, among other things, the enforceability of this Agreement and the other Transaction Documents that are to be dated as of the Class A-2 Note Issue Date and to which the Issuer is party, certain securities law matters and the security interests in the Collateral addressed to the Trustee and the Placement Agent and dated the Class A-2 Note Issue Date, in form reasonably satisfactory to the Placement Agent;

(j)

Alston & Bird, counsel to the Trustee, shall have furnished to the Placement Agent its written opinion, addressed to the Issuer, the Placement Agent and the Collateral Manager and dated the Class A-2 Note Issue Date, in form reasonably satisfactory to the Placement Agent; and

(k)

Appleby (Cayman) Ltd., in its capacity as Cayman Islands counsel to the Issuer, shall have delivered to the Placement Agent its written opinion, addressed to the Placement Agent and dated the Class A-2 Note Issue Date, in form reasonably satisfactory to the Placement Agent.

The Issuer will furnish the Placement Agent with such conformed copies of such opinions, certificates, letters and documents as the Placement Agent may reasonably request. The Placement Agent may in its sole discretion waive compliance with any conditions to its obligations hereunder. All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Placement Agent.

7.	INDEMNIFICATION AND CONTRIBUTION

(a)

Subject to the Priority of Payments and Section 10.3(c) of the Indenture and Section 22 hereof, the Issuer hereby indemnifies and holds harmless the Placement Agent, the Affiliates of the Placement Agent, the officers, directors, partners, employees, representatives and agents of the Placement Agent, and each Person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, liabilities or expenses as the same are incurred, to which the Placement Agent or such controlling Person may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation or the law of any other jurisdiction, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any breach or default by the Issuer of any representation, warranty or agreement made or undertaken by the Issuer in this Agreement or any other Transaction Document, and shall reimburse the Placement Agent for any and all legal or other expenses reasonably incurred by the Placement Agent and each controlling Person in connection with investigating or defending, settling, compromising or paying any such losses, claims, damages, liabilities, expenses or action as such expenses are incurred; provided, however, that the Issuer shall not be liable under this paragraph for any amount paid in settlement of claims without the Issuer’s consent, which consent shall not be unreasonably withheld.

(b)

Promptly after receipt by an indemnified party under Section 7(a) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a), notify the indemnifying party of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall wish, may either separately or jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof and the appointment of counsel satisfactory to the indemnified party, other than reasonable costs of investigation. Nothing herein shall prevent an indemnifying party from appointing its own separate counsel if the interests of such indemnifying party conflict with the interests of any other indemnifying party jointly represented by counsel. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

(c)	[Reserved]

(d)

The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act.

This Section 7 shall survive any termination of this Agreement for any reason whatsoever.

8.	SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS

The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will (a) remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any of the Placement Agent, the Issuer or any of their respective representatives, officers or directors or any controlling Person and (b) survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the initial purchasers thereof is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the parties hereto pursuant to Section 7 shall remain in effect. If the purchase of the Notes by the initial purchasers thereof is not consummated for any reason other than solely because of the occurrence of any event specified in clause (B), (C) or (D) of Section 6(g)(ii), the Issuer will reimburse the Placement Agent for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the Placement Agent in connection with the Placement.

9.	TERMINATION

The obligations of the Placement Agent hereunder may be terminated by the Placement Agent, in its absolute discretion, by notice given to the Issuer prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 6(d), (e), (g) or (k) shall have occurred and be continuing or any of the other conditions precedent set forth in Section 6 hereof shall not have been satisfied when required or waived.

10.	NOTICES

All communications hereunder will be in writing and, (a) if sent to the Placement Agent, will be mailed, delivered or telegraphed and confirmed or sent by confirmed facsimile or electronic transmission to the Placement Agent at UBS Securities LLC, 600 Washington Blvd, Stamford, CT 06901 Attn: Legal Department (Structured Finance); and (b) if sent to the Issuer, will be mailed, delivered or telegraphed and confirmed or sent by confirmed facsimile or electronic transmission to CM FINANCE SPV LTD., c/o CM Finance Inc., 65 East 55th Street, 15th Floor, New York, NY 10022, Attention: Rocco DelGuercio and Matt Bannon, telephone no. (212) 257-5193, Facsmile no. (212) 257-5198, email: RDelGuercio@cmipllc.com, mbannon@cmipllc.com, and ops@cyruscapital.com.

11.	SUCCESSORS

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling Persons referred to in Section 7, and no other Person will have any right or obligation hereunder, except that Holders of Notes shall be entitled to enforce the agreements for their benefit contained in Section 4(j) hereof against the Issuer as if such Holders were parties hereto.

12.	COUNTERPARTS

This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts, each of which so executed will be deemed to be an original and all of which shall together constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

13.	INFORMATION

The Issuer recognizes and confirms that the Placement Agent in acting pursuant to this engagement will be using information in public reports and other information provided by others, including information provided by the Issuer and its Affiliates, and that the Placement Agent does not assume responsibility for the accuracy or completeness of any such information. The Issuer agrees that the advice of the Placement

Agent is for the use and information of the Issuer’s management, officers and Sole Member only, and the Issuer will not disclose such advice to others (except its professional advisors and except as required by law) or summarize or refer to such advice without the prior written consent of the Placement Agent.

14.	OTHER TRANSACTIONS

The Issuer acknowledges that the Placement Agent and its affiliates may have and may in the future have investment and commercial banking, trust and other relationships with parties other than the Issuer, which parties may have interests with respect to the Placement. Although the Placement Agent in the course of such other relationships may acquire information about the Placement, potential purchasers of the Notes or such other parties, the Placement Agent shall have no obligation to disclose such information to the Issuer. Furthermore, the Issuer acknowledges that the Placement Agent may have fiduciary or other relationships whereby the Placement Agent may exercise voting power over securities of various Persons, which securities may from time to time include securities of the Issuer or its Affiliates or of potential purchasers of Notes. The Issuer acknowledges that the Placement Agent may exercise such powers and otherwise perform its functions in connection with such fiduciary or other relationships without regard to its relationship to the Issuer hereunder.

15.	BUSINESS DAY

For purposes of this Agreement, “Business Day” means any day on which The New York Stock Exchange, Inc. is open for trading.

16.	HEADINGS

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

17.	SCHEDULES

Any Schedule attached hereto is hereby incorporated herein by reference and made a part hereof.

18.	GOVERNING LAW, ETC.

(a)

This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating to this Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

(b)

Each of the Issuer and the Placement Agent hereby (i) submits to the non-exclusive jurisdiction of the Supreme Court of the United State of New York sitting in the Borough of Manhattan in the City of New York and of the United States District Court from the Southern District of New York, and any appellate court thereof, in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (Legal Proceedings) and (ii) waives any objection which it may have at any time to the laying of venue of any Legal Proceedings brought in any such court, waives any claim that such Legal Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Legal Proceedings, that such court does not have any jurisdiction over it.

19.	WAIVER OF JURY TRIAL

EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDINGS. Each party hereby (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of Legal Proceedings, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

20.	AMENDMENTS

This Agreement may not be amended, changed, modified or terminated except by the Issuer and the Placement Agent in writing.

21.	NON-PETITION COVENANT

Notwithstanding any other provision of this Agreement, the Placement Agent may not, prior to the date which is one year and one day (or, if later, upon the conclusion of the then applicable preference period) after the payment in full of all the Notes, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under United States Federal or state bankruptcy laws, or any similar laws.

22.	LIMITED RECOURSE; PAYMENTS PURSUANT TO INDENTURE

Notwithstanding anything to the contrary herein, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Collateral, and following the exhaustion of such Collateral, all obligations of and any claims against the Issuer hereunder or arising in connection herewith shall be extinguished and shall not thereafter revive. All payments by the Issuer to the Placement Agent hereunder after the Class A-2 Note Issue Date shall be made subject to and in accordance with Section 10.3(c) of the Indenture. The Issuer’s obligations hereunder will be solely the corporate obligations of the Issuer. The Placement Agent will not have any recourse to any of the directors, managers, officers, employees, agents, members, interest-holders or Affiliates of the Issuer with respect to claims, losses, damages, liabilities, indemnities or other obligations of the Issuer in connection with any transactions contemplated hereby.

23.	ACKNOWLEDGMENT OF SECURITY INTEREST

The Placement Agent hereby acknowledges and consents to the Issuer’s Grant of all its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising out of this Agreement (including, without limitation, its rights to payments due to it hereunder or with respect hereto), pursuant to the terms of the Indenture, to the Trustee, for the benefit of the Secured Parties, and further acknowledges and agrees that the Trustee may directly enforce the rights of the Issuer hereunder. The Issuer hereby irrevocably appoints the Trustee its agent and attorney-in-fact for enforcing its rights hereunder, which appointment is coupled with an interest, and the Issuer confirms that notice of such appointment has been effectively given to the Trustee. The Placement Agent agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by it to the Issuer under this Agreement will be paid to the Trustee, at such account as specified by the Trustee in writing to the Placement Agent.

- signature page follows -

If the foregoing is in accordance with your understanding of the agreement between the Issuer and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CM FINANCE SPV LTD., as Issuer

By:
Name:
Title:

Class A-2 Note Placement Agency Agreement – Signature Page

Accepted:

UBS SECURITIES LLC, as Placement Agent

By:
Name:
Title:

By:
Name:
Title:

Class A-2 Note Placement Agency Agreement – Signature Page

SCHEDULE I

General

1.     The Placement Agent represents and warrants that (a)(i) no action has been or will be taken in any jurisdiction by the Placement Agent that would permit a public offering of the Notes, on the Issuer’s behalf, or possession, circulation or distribution of the Placement Documents or any other material relating to the Issuer or the Notes, in any country or jurisdiction where action for that purpose is required, (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it offers, sells or delivers Notes, on the Issuer’s behalf, or has in its possession or distributes the Placement Documents or any such other material (including, to the extent applicable, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001)) in the Placement Agent’s capacity as a registered broker-dealer regulated by FINRA), in all cases at its own expense, and (iii) it will ensure that no obligations are imposed on the Issuer in any such jurisdiction as a result of any of the foregoing actions and (b) the Issuer will have no responsibility for, and the Placement Agent will obtain any consent, approval or permission required by the Placement Agent for, the offer, sale or delivery by it, on the Issuer’s behalf, of Notes under the laws and regulations in force in any jurisdiction to which it is subject or in or from which it makes any offer, sale or delivery.

United States

2.1    The Placement Agent represents, warrants and agrees that (a) it understands that the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons except pursuant to an exemption from the registration requirements of the Securities Act, (b) it understands that, with respect to the Placement, the Notes may not be sold to, or for the account of, any Person that is a U.S. Person unless such Person is both (1) a Qualified Purchaser, or an entity owned (or in the case of Qualified Purchasers, beneficially owned) by one or more Qualified Purchasers and (2) a Qualified Institutional Buyer, (c) it has not offered or sold Notes and will not offer or sell Notes, except as provided in paragraph 2.2 below, (d) except (x) in a transaction in accordance with Regulation S under the Securities Act to Persons that are not U.S. Persons or (y) as provided in paragraph 2.2 below, neither it, its affiliates (if any) nor any Persons acting on its or their behalf have engaged or will engage in any directed selling efforts with respect to the Notes, and it and they have complied and will comply with the offering restrictions requirements of Regulation S, (e) at or prior to confirmation of sale of Notes (other than sale of Notes pursuant to paragraph 2.2 below), it will have sent to each distributor, dealer or Person receiving a selling concession, fee or other remuneration that purchases Notes from the Issuer, a confirmation or notice to substantially the following effect:

“The Notes covered hereby have not been and will not be registered under the United States Securities Act of 1933, as amended (the Securities Act) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, except pursuant to Section 4(a)(2) of, the Securities Act. Terms used above have the meaning given to them by Regulation S under the Securities Act”.

2.2    The Placement Agent agrees that it will not, acting solely as agent on the Issuer’s behalf, offer any Notes in the United States other than Notes in registered form bearing a restrictive legend thereon, and it will not, acting solely as agent on the Issuer’s behalf, offer, reoffer or resell any of such Notes (or approve the sale or resale of any of such Notes):

(a)

except (i) inside the United States through a U.S. broker dealer that is registered under the Exchange Act to investors each of which is a Qualified Purchaser that either the Placement Agent reasonably believes has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the risks of investing in the Notes or is represented by a fiduciary or agent with sole investment discretion having such knowledge and experience and (A) the Placement Agent reasonably believes is a Qualified Institutional Buyer or (ii) otherwise in accordance with the restrictions on transfer set forth in such Notes, this Agreement and the Placement Documents; or

(b)

by means of any form of general solicitation or general advertisement, including but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and (ii) any seminar or meeting whose attendees have been advised by any general solicitation or general advertising.

Prior to the sale of any Notes in registered form bearing a restrictive legend thereon, the Placement Agent shall have provided each offeree that is a U.S. Person with a copy of the Placement Documents, as applicable, in the form the Issuer and the Placement Agent shall have agreed most recently shall be used for offers and sales in the United States.

2.3     The Placement Agent represents and warrants that it is a sophisticated investment bank with the ability to screen purchasers.

2.4     The Placement Agent represents and warrants that it has informed each initial purchaser of Notes that all sales and resales of the Notes in the United States or to U.S. Persons (within the meaning given to such term in Regulation S) must be made in reliance upon an exemption from the registration requirements of the Securities Act only to investors that are both (1) a Qualified Purchaser, or an entity owned (or in the case of Qualified Purchasers, beneficially owned) by one or more Qualified Purchasers and (2) a Qualified Institutional Buyer.

2.5     The Placement Agent acknowledges (a) that it is its intent and that it understands it is the intent of the Issuer and of the Issuer’s sole shareholder, CM Finance Inc. (as successor to CM Finance LLC), that, for purposes of U.S. Federal, state and local income and franchise taxes and any other income taxes, (i) the Notes will not be treated as outstanding or as equity interests in the Issuer and (ii) the Issuer will not be subject to U.S. Federal income tax on its net income because it will be treated as disregarded as an entity separate from CM Finance Inc. (as successor to CM Finance LLC), and (b) it agrees to such treatment and agrees to take no action inconsistent with such treatment, unless otherwise required by any taxing authority under applicable law.

United Kingdom

3.     The Placement Agent represents and agrees that (a) it has not offered or sold, and, prior to the expiration of six months from the closing of the Placement, will not offer or sell, any Notes to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, whether as principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of

Securities Regulations 1995, (b) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the FSMA) of the United Kingdom with respect to anything done by the Placement Agent in relation to the Notes in, from or otherwise involving the United Kingdom and (c) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue and sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer.

Cayman Islands

4.     The Placement Agent represents and agrees that it has not offered or sold any Notes to a Person who is a member of the public in the Cayman Islands.

SCHEDULE II

Purchase Price of Notes

Notes	Aggregate Principal Amount	Purchase Price

Class A-2 Note	U.S.$97,333,334	100%

21.	NON-PETITION COVENANT	17
22.	LIMITED RECOURSE; PRIORITY OF PAYMENTS	17
23.	ACKNOWLEDGMENT OF SECURITY INTEREST	17

Page II

Dated as of June 21, 2019

CM FINANCE SPV LTD.,

as Issuer

and

UBS SECURITIES LLC,

as Placement Agent

CLASS A-2 NOTE PLACEMENT AGENCY

AGREEMENT